UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

MERGE HEALTHCARE INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This supplement is being filed to make the following changes to the definitive proxy statement that Merge Healthcare Incorporated (the “Company”) filed with the United States Securities and Exchange Commission (the “SEC”) on April 21, 2011 (the “Proxy Statement”):

●           Under SEC rules, the value associated with vested equity awards granted in prior years should not be included in a Named Executive Officer’s compensation for any given year.  As a result, the Summary Compensation Tables on pages 21 and 22 of the Proxy Statement are hereby amended to decrease the amounts in the “All Other Compensation” and “Total” columns for each of Steven M. Oreskovich and Antonia A. Wells for 2010 by $214,399.  Accordingly, the amounts in the “All Other Compensation” and “Total” columns for 2010 now read $15,250 and $358,117, respectively, for Mr. Oreskovich and $12,403 and $331,343, respectively, for Ms. Wells.

●           The Potential Payments upon Termination or Change in Control Tables on page 27 of the Proxy Statement are hereby amended to include the following additional amounts that would, under SEC rules, be attributable to the Named Executive Officers if there had been a change in control of the Company on December 31, 2010:  $588,000 for Mr. Surges, $1,328,000 for Mr. Dearborn, $397,250 for Mr. Oreskovich, $174,500 for Ms. Mayberry–French, $428,000 for Ms. Koenig and $366,500 for Ms. Wells.  These amounts reflect the intrinsic value as of December 31, 2010 of each Named Executive Officer’s unvested stock options that would fully vest upon a change in control of the Company.

●           The Security Ownership of Certain Beneficial Owners and Management Table on page 29 of the Proxy Statement is hereby amended (i) to add rows for Nancy J. Koenig and Antonia A. Wells (each of whom is included in the executive compensation tables of the Proxy Statement) to the table as the beneficial holders of 147,160 and 218,847 shares of Common Stock, respectively (in each case representing less than 1% of the Company’s outstanding shares of Common Stock), (ii) to include the holdings of Ms. Koenig and Ms. Wells in the row captioned “All Directors and executive officers as a Group,” which increases the number of people included in that group from nine to eleven, increases the aggregate number of shares beneficially held by that group from 34,453,196 to 34,819,203 and increases the percentage of total outstanding shares beneficially held by that group from 40.9% to 41.3%, and (iii) to update footnote 2 to reflect that the shares beneficially held by Nancy J. Koenig and Antonia A. Wells include 125,000 and 207,500 shares, respectively, of Common Stock that may be acquired upon the exercise of stock options that are either currently exercisable or that will become exercisable within sixty (60) days of March 31, 2011.

●           The Outstanding Equity Awards at 2010 Fiscal Year–End Tables on pages 24 and 25 of the Proxy Statement are hereby replaced in their entirety with the tables that appear below in this supplement, which tables are identical to those on pages 24 and 25 of the Proxy Statement except for the addition of an “Option Grant Date” column and a new footnote that describes the vesting schedule for each outstanding award.

Outstanding Equity Awards At 2010 Fiscal Year–End

The following table contains information concerning equity awards held by our current Named Executive Officers that were outstanding as of December 31, 2010. As of December 31, 2010, none of our current Named Executed Officers held any unvested restricted stock.

Current Executive Officers

OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date(1)	Option Expiration Date

Jeffery A. Surges	56,250 300,000	168,750 1,200,000	2.73 3.24	06/22/2010 11/05/2010	06/21/2020 11/04/2016

Justin C. Dearborn	200,000 100,000 ––	200,000 100,000 400,000	0.68 1.47 2.50	06/04/2008 08/19/2008 05/04/2010	06/03/2014 08/18/2014 05/03/2016

Steven M. Oreskovich	35,000 100,000 60,000 100,000 ––	–– –– –– 100,000 75,000	17.50 8.05 4.99 0.68 2.50	06/01/2005 09/06/2006 04/03/2007 06/04/2008 05/04/2010	05/31/2011 09/05/2012 04/02/2013 06/03/2014 05/03/2016

Ann G. Mayberry–French	50,000 ––	50,000 50,000	1.47 2.50	08/19/2008 05/04/2010	08/18/2014 05/03/2016
____________

(1)
All options vest as to twenty–five percent of the award on each of the first four anniversaries of the grant date, except for (i) the stock options granted to Mr. Surges on June 22, 2010, which vest in sixteen equal quarterly increments of 14,062.5 shares, with the first increment vesting on the grant date and subsequent increments vesting on August 31, November 30, February 28 and May 31 thereafter, and (ii) the stock options granted to Mr. Surges on November 5, 2010, which vested as to twenty percent of the award on the grant date and vests as to an additional twenty percent of the award on each of the first four anniversaries of the grant date.

The following table contains information concerning equity awards held by our former Named Executive Officers that were outstanding as of December 31, 2010.  As of December 31, 2010, none of our former Named Executed Officers held any unvested restricted stock.

Former Executive Officers

OPTION AWARDS

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Grant Date(1)	Option Expiration Date

Nancy J. Koenig	100,000 ––	100,000 100,000	0.68 2.50	06/04/2008 05/04/2010	06/03/2014 05/03/2016

Antonia A. Wells	25,000 10,000 25,000 35,000 100,000 ––	–– –– –– –– 100,000 50,000	17.50 17.82 6.34 4.99 0.68 2.50	06/01/2005 10/20/2005 11/17/2006 04/03/2007 06/04/2008 05/04/2010	05/31/2011 10/19/2011 11/16/2012 04/02/2013 06/03/2014 05/03/2016
____________

(1)	All options vest as to twenty–five percent of the award on each of the first four anniversaries of the grant date.

Except for the corrections set forth above, this supplement does not change any other portions of the Proxy Statement.  This supplement should be read in conjunction with the Proxy Statement.

If you have already voted, you may change your vote by following the instructions set forth in “Questions And Answers About The Annual Meeting And Voting — What can I do if I change my mind after I vote my shares?” in the Proxy Statement.